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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-107718) of NETGEAR, Inc. of our reports dated February 23, 2004 relating to the financial statements and financial statement schedule, which appear in this Form 10-K. We also consent to the reference to us under the heading "Experts" and "Selected Consolidated Financial Data" in such Form 10-K.




/s/ PricewaterhouseCoopers LLP



San Jose, California
March 1, 2004